UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 15, 2017

Aura Systems, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-17249	95-4106894
State of Incorporation)	(Commission File No.)	(IRS Employer Identification Number

10541 Ashdale Avenue, Stanton, CA	90680
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 643-5300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01 – Entry into a Material Definitive Agreement.

As previously reported in a Current Report on Form 8-K filed on February 8, 2017 (the “Prior Transaction Amendment Report”), the Registrant has entered into a First Amendment to Transaction Documents (the “Amendment”) with five parties (the “Signatories”), pursuant to which a Securities Purchase Agreement dated May 6, 2013 (the “2013 Purchase Agreement”) among Registrant, the Signatories, and two other parties has been amended. Among other things, the Amendment obligated the Registrant to file with the Securities and Exchange Commission by March 15, 2017 a preliminary proxy statement for a stockholders meeting at which Registrant will seek stockholder approval of resolutions (the “Resolutions”) to (i) elect a new board of at least five directors, (ii) approve a reverse stock split of up to 1-for-7, and (iii) if required by applicable law, approve an exempt offering of securities.

In addition, as previously reported in a Current Report on Form 8-K filed on January 25, 2017 (the “Prior Refinancing Report”), the Registrant entered into a Debt Refinancing Agreement (the “Refinancing Agreement”) with Warren Breslow and the Survivor’s Trust Under the Warren L. Breslow Trust (the “Breslow Trust”) and a related Unsecured Convertible Promissory Note (the “Note”) with the Breslow Trust. Among other things, the Refinancing Agreement required the Company to cause a preliminary proxy statement relating to the Resolutions and the stockholders meeting to be filed with the SEC by no later than March 1, 2017.

The Amendment and the Refinancing Agreement have been amended by the Registrant and the applicable parties to provide that Registrant must file its preliminary proxy statement with the SEC by April 10, 2017.

The above discussion does not describe all of the terms of the Amendment or the Refinancing Agreement, and is qualified in its entirety by the actual terms of such documents. The Prior Transaction Amendment Report and the Prior Refinancing Report are incorporated herein by this reference.

SECTION 8 – OTHER EVENTS

Item 8.01 – Other Events.

The Registrant currently is delinquent in filing its Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, and consequently neither the narrative nor the financial information contained in the most recent such reports should be relied upon as presenting a materially accurate description of the current business or financial condition of the Registrant. The Registrant will seek to become current in its filings with the Securities and Exchange Commission as soon as reasonably practicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AURA SYSTEMS, INC.
(Registrant)

Date: March 30, 2017

	By:	/s/ Melvin Gagerman
Melvin Gagerman
Chief Executive Officer
Chief Financial Officer